UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2011

KENTUCKY FIRST FEDERAL BANCORP
(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

479 Main Street, Hazard, Kentucky	41702
(Address of principal executive offices)	(Zip Code)

(502) 223-1638
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2011, the Board of Directors of Kentucky First Federal Bancorp (the “Company”) approved an amendment to Article III, Section 2 of the Company’s bylaws to increase the number of directors from six (6) to seven (7).  The text of the revised bylaw is filed as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

3.1	Article III, Section 2 of the bylaws of Kentucky First Federal Bancorp, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: August 17, 2011	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Operating Officer